SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	OTHER EVENTS.
As previously disclosed, on February 10, 2025, Columbus McKinnon Corporation, a New York corporation (“Columbus McKinnon” or the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Kito Crosby Limited (“Kito”), the equityholders of Kito, and Ascend Overseas Limited (solely in its representative capacity), pursuant to which Columbus McKinnon agreed to acquire all of the issued and outstanding equity of Kito (the “Acquisition”). In connection with the Acquisition, Columbus McKinnon and KKR North America Fund XI L.P. (“KKR”), the ultimate parent entity of Kito, each filed the required notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) and the Federal Trade Commission.

On May 28, 2025, Columbus McKinnon and KKR each received a request for additional information and documentary material (the “Second Request”) from the Antitrust Division in connection with the Antitrust Division’s review of the Acquisition. The issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both Columbus McKinnon and KKR have substantially complied with the Second Request, unless the waiting period is voluntarily extended by the parties or terminated earlier by the Antitrust Division. The parties have been working collaboratively with the Antitrust Division to bring its review of the Acquisition to a close as expeditiously as possible and will continue to do so.

Completion of the Acquisition remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other customary closing conditions set forth in the Purchase Agreement.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: May 30, 2025